UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2010
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
13403 Northwest Freeway
Houston, Texas 77040
(Address of principal executive offices, including zip code)
(713) 690-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On May 27, 2010, HCC Insurance Holdings, Inc. (the “Company”) entered into an employment agreement (the “Agreement”) with Brad T. Irick, who was hired on May 10, 2010 as an Executive Vice President of the Company. The Company intends that Mr. Irick will become the Chief Financial Officer in August 2010 following a three-month transition period. The Agreement provides for a base salary of $425,000 per year until May 31, 2014. The Agreement also provides for an annual cash and/or stock bonus in an amount to be determined at the sole discretion of the Chief Executive Officer of the Company, with a guaranteed minimum bonus for the year ended December 31, 2010. If Mr. Irick’s employment is terminated prior to May 31, 2014, he will be entitled to severance benefits in certain circumstances.
     Mr. Irick, age 43, was formerly with PricewaterhouseCoopers for 18 years, where he served as audit and advisory partner for several multinational public insurance company clients, including the Company between 2004 and the first half of 2007. Prior to PricewaterhouseCoopers, Mr. Irick was at KPMG for three years.
     Upon Mr. Irick assuming responsibilities as the Chief Financial Officer, William T. Whamond, the current CFO, will assume new duties at the Company as Chief Operating Officer.
Item 7.01. Regulation FD Disclosure.
     The Company issued a press release on June 1, 2010, announcing (i) the appointment of Mr. Brad Irick as Executive Vice President and CFO and (ii) the appointment of Mr. Whamond as Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

No.	Exhibit
99.1	Press Release dated June 1, 2010.
     The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Senior Vice President, General Counsel & Secretary

DATED: June 1, 2010